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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 1998, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-76397) and related Prospectus of The Yankee Candle Company, Inc. for the registration of shares of its common stock.


                                                      /s/ Ernst & Young LLP


Boston, Massachusetts
June 3, 1999